united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 2, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2616

Date of fiscal year end: 7/31

Date of reporting period: 7/31/16

Item 1. Reports to Stockholders.

Astor Long/Short Fund
Class A: ASTLX Class C: ASTZX Class I: ASTIX Class R: ASTRX
Astor S.T.A.R. Fund
Class A: ASPGX Class C: CSPGX Class I: STARX
Astor Macro Alternative Fund
Class I: GBLMX

Annual Report
July 31, 2016

1-877-738-0333

Distributed by Northern Lights Distributors, LLC
Member FINRA

The mantra for investors from the end of July 2015 until February 2016 was no rest for the weary. Concerns about the global economy, geopolitical issues, crude oil prices, and central bank policy kept investor angst high. Economic worries and declining crude prices hit the markets in August 2015 with surprising aggression. Increased volatility lasted for nearly two months and equity markets recovered fully within three months. The recovery was remarkable considering the damage done but maybe less so considering the amount of loss in a short time. Economic fundamentals are what kept the rally on track and stabilized the markets until the end of the third quarter of 2015. While expectations were for a drop off in activity; a stable economy, even at modest levels, seemed to be the antidote to a frenzied psychological market.

During the fourth quarter of 2015, the economy experienced modest declines in manufacturing which was a consistent theme throughout the year. The U.S. experienced a solid pickup in job gains, as consumer and service related areas kept the economy afloat. The Astor Funds made various allocation adjustments leading into Q4 2015 based on this evolving environment. Market movement related to economic data is what Astor focuses on for analysis and portfolio positioning. The overall macro view was that economic growth remained around the 2% range (actual Q4 GDP was 1.9%). This environment was against the back drop of the substantial news of the first Fed Funds target rate hike in eight years. Even with the hike, the economy remained constructive in terms of overall growth and expected return for risk assets. Both the Astor S.T.A.R. Fund and Astor Long/Short Fund adjusted equity exposure down over the course of the year. The Astor Long/Short Fund came into Q4 at an approximate 0.7 beta to the S&P 500 Index while the Astor S.T.A.R. Fund had closer to a 0.9 level. Within the Astor S.T.A.R. Fund, the theme remained underweight manufacturing sensitive sectors while equal/overweighting consumer and service areas. This theme was represented in the economic data overall.

Though large cap stocks rallied in Q4 before falling modestly into year end, the distribution was not even and was the theme of the second half of the year. Large caps led the quarter by a wide margin compared to small and mid-caps. The S&P 500 Index (large cap) outperformed the Russell 2000 Index (small cap) by almost 3.5% and the S&P Midcap 400 Index by approximately 4.50%. Even with solid positive returns for the quarter, this made the effort of tracking performance targets a difficult chore. Value also continued to be a drag in portfolio allocation as it trailed growth by over a percent to widen out the differential for the year by almost 11% (S&P 500 Pure Value Index vs. S&P 500 Pure Growth

Index). Within the Astor S.T.A.R. Fund the exposure of its underlying investments had a lean toward the value sector which caused underperformance against its benchmark.

Moving into Q1 2016, equity markets had recovered but remained volatile and looked for direction. This situation resolved in a big way. Even as broad markets finished the quarter approximately flat, it was likely one of the more difficult quarters in recent history. Financial markets were relentlessly weak from the start, putting immediate pressure on risk metrics across the asset management industry. Pressure was steady through late January 2016 when many equity markets rebounded only to see new lows within two weeks. Much of this movement was in lock step with activity in the energy markets and global growth concerns. Further price declines in the energy sector caused increased default swap spreads and credit spreads widened substantially. After these worries exhausted themselves, rational action resumed and equity markets recovered losses into quarter close. The main story as we saw it was markets were dislocated from fundamentals in the short term, similar to Q3 2015. As markets regained footing, the rational action was focused on macro fundamentals which, though moderating somewhat, were not falling into a hole. Dealing with a rate hike in December 2015 against a moderating macro economic backdrop was not helping the cause for investors. The Investment Committee reduced equity exposure in the quarter in response to these slightly declining macro figures, but the portfolio allocations remained relatively intact. During these periods of time, our models and approach are designed not to react to short-term noise in the markets but rather broader changes in the economic landscape.

As we moved into Q2 2016, market behavior changed fairly dramatically as volatility subsided for a period. April and May 2016 saw an increased focus on the Brexit vote in Britain. This event caused an increase in volatility in equities and currencies leading up to the vote. Aside from the last week of the quarter with the Brexit vote, the markets were fairly well-behaved and experienced one of the lowest volatility quarters in years. To that end, movement around Brexit was the deciding factor in quarter performance for the broad indexes. Returns were modestly positive ass the market recovered over the last three days of the quarter.

As a weakening manufacturing economy and sliding oil prices created market volatility pockets, contrasting with a stable consumer, market segment return profiles varied during the period (7/31/2016 – 7/29/2016). These variations created a gap as large cap outperformed nearly every asset class for the period. This had performance impacts on the Astor Funds. Astor Long/Short was up 2.62% for the period. The HFRI Total Macro Index was up 1.73% during the same period. The Morningstar category, tactical Allocation, was down -0.39% for the same period. Long/Short behaved as we expected during market selloffs in August 2015 and January/February 2016, especially given the dramatic selloffs and pick up in correlation and beta measurements. Exposure to commodities and international equities were generally underweight, minimizing drag, although there was some detraction from this area. Value/non large cap exposure also dragged (see previous discussion from Q4) although exposure to low volatility factors and dividends in the portfolio offset this drag.

S.T.A.R. made adjustments to sector exposure over the course of 2015, moving more toward underweight in manufacturing sensitive sectors, with equal to over-weights in service/consumer sensitive areas. During the period, the fund was down -4.27% versus up 5.6%% for the S&P 500. The First Trust Alphadex ETFs used for sector exposure have a lean toward value and non-large cap exposure, which both underperformed the S&P 500 during Q4 2015 and the first half of Q1 2016. This was a drag in performance to the fund. During the first quarter the fund reduced overall equity exposure to manage risk, down to approximately 70%.

Astor Macro Alternative Fund did well during the volatile periods of the past period. It absorbed approximately half of the loss during the sharp sell-off in August/September. During January the fund was able to mitigate a substantial portion of the market drop. Even with long equity positions in the portfolio, defensive (short) positions in oil and lone treasury positions were able to offset much of the risk in equities. The fund was up 5.56% for the period, outpacing the HFRI Total Macro Index which was up 1.73%. The Morningstar category, Multi-Alternative, was down -2.52% for the same period.

Moving Forward

The focus continues to be on the economy. Concerns about slowdowns persist, specifically on the manufacturing side and investor cash balances reflect this sentiment. Short-term, violent moves in the market with quick “V” shape recoveries over the last year are further evidence the investors are rushing to the exit and asking questions later. Q2 2016 saw stabilization as certain national manufacturing gauges, as well as a bounce back in the nonfarm payroll report, which has supported the consumer part of the economy. This data indicates a movement back to the mean in growth of about 2% for the past three years. The economy is still a bit unbalanced and focus is on manufacturing, but a moderate economy has been a friend of both equities and bonds during that period, at least. We are at generally lower equity exposures than a year ago as macro fundamentals have moderated. Rates promise to rise if the economy finds further footing, so we expect bonds to offer much less contribution to portfolios. With a stable economy, risk assets are still the best option to hold.

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

Definitions: S&P 500 Index - The S&P 500 Index is an unmanaged composite of 500 large capitalization companies. S&P 500 Pure Value Index – The S&P 500 Pure Value Index is an index designed to track the performance of stocks that have the strongest value characteristics within the S&P 500 Index. S&P 500 Pure Growth Index - The S&P 500 Pure Value Index is an index designed to track the performance of stocks that have the strongest growth characteristics within the S&P 500 Index. S&P Midcap 400 Index - The S&P Midcap 400 Index is an unmanaged composite of mid-size companies. Russell 2000 Index - The Russell 2000 Index represents the 2000 smallest companies in the Russell 3000 Index.

907161-491; 3714-NLD-9/27/2016

ASTOR LONG/SHORT FUND
PORTFOLIO REVIEW (Unaudited)
July 31, 2016

The Fund’s performance figures* for the periods ended July 31, 2016, compared to its benchmark:

	Annualized	Annualized	Annualized	Annualized	Annualized	Annualized
	One Year	Three Year	Five Year	Inception (1)	Inception (2)	Inception (3)
Astor Long/Short Fund - Class A Shares	2.39%	5.35%	N/A	N/A	N/A	5.18%
Astor Long/Short Fund - Class A Shares With Load	(2.47)%	3.65%	N/A	N/A	N/A	4.10%
Astor Long/Short Fund - Class C Shares	1.60%	4.56%	2.55%	N/A	2.86%	N/A
Astor Long/Short Fund - Class I Shares	2.62%	5.63%	3.58%	3.95%	N/A	N/A
Astor Long/Short Fund - Class R Shares	2.48%	5.37%	3.35%	3.72%	N/A	N/A
S&P 500 Total Return Index **	5.61%	11.16%	13.38%	12.96%	12.83%	15.06%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expense, including underlying funds, are 1.98%, 2.73%, 1.73%, 1.98% for Class A, Class C, Class I, and Class R respectively, per the most recent prospectus. After fee waivers and/or reimbursements, the Fund’s net operating expense, including underlying funds, is 1.82%, 2.57%, 1.57%, and 1.82% for Class A, Class C, Class I, and Class R shares, respectively. Pursuant to a written contract (the “WaiverAgreement”), the Advisor has agreed, at least until November 30, 2017, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers, other than the Advisor) do not exceed 1.50%, 2.25%, 1.25% and 1.50% for Class A, Class C, Class I and Class R shares, respectively. Class A shares are subject to a maximum sales charge of 4.75% of the purchase price, while both Class A and C shares are subject to a deferred sales charge of up to 1% of the lower of the original purchase price or redemption proceeds. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-877-738-0333.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	Class I and Class R inception date is October 19, 2009.

(2)	Class C inception date is March 12, 2010.

(3)	Class A inception date is November 30, 2011.

The Fund’s holdings by asset class, as of July 31, 2016 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Equity	72.3%
Exchange Traded Funds - Debt	18.9%
Exchange Traded Funds - Commodity	3.0%
Exchange Traded Funds - Asset Allocation	2.9%
Short-Term Investments	16.8%
Liabilities in Excess of Other Assets	(13.9)%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

ASTOR S.T.A.R. FUND
PORTFOLIO REVIEW (Unaudited)
July 31, 2016

The Fund’s performance figures* for the periods ended July 31, 2016, compared to its benchmark:

	Annualized	Annualized	Annualized Since	Annualized Since
	One Year	Three Year	Inception (1)	Inception (2)
Astor S.T.A.R. Fund - Class A Shares	(4.48)%	4.64%	8.95%	N/A
Astor S.T.A.R. Fund - Class A Shares With Load	(9.02)%	2.96%	7.82%	N/A
Astor S.T.A.R. Fund - Class C Shares	(5.19)%	3.86%	8.15%	N/A
Astor S.T.A.R. Fund - Class I Shares	(4.27)%	N/A	N/A	2.57%
S&P 500 Total Return Index **	5.61%	11.16%	15.06%	9.27%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expense, including underlying funds, are 2.25% for Class A shares, 3.00% for Class C shares, and 2.00% for Class I shares per the most recent prospectus. After fee waivers and/or reimbursements, the Fund’s net operating expense, including underlying funds, is 2.15%, 2.90% and 1.90% for Class A, Class C and Class I shares, respectively. Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until November 30, 2017, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers, other than the Advisor) do not exceed 1.50%, 2.25% and 1.25%, for Class A, Class C, Class I shares, respectively. Class A shares are subject to a maximum sales charge of 4.75% of the purchase price, while both Class A and C shares are subject to a deferred sales charge of up to 1% of the lower of the original purchase price or redemption proceeds. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-877-738-0333.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	Class A and C inception date is November 30, 2011.

(2)	Class I inception date is January 6, 2014.

The Fund’s holdings by asset class, as of July 31, 2016, are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Equity	82.9%
Exchange Traded Funds - Debt	14.8%
Short-Term Investments	4.5%
Liabilities in Excess of Other Assets	(2.2)%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

ASTOR MACRO ALTERNATIVE FUND
PORTFOLIO REVIEW (Unaudited)
July 31, 2016

The Fund’s performance figures* for the periods ended July 31, 2016, compared to its benchmark:

	Annualized	Annualized Since
	One Year	Inception (1)
Astor Macro Alternative Fund - Class I Shares	6.56%	5.71%
S&P 500 Total Return Index **	5.61%	4.37%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expense, including underlying funds, are 2.25% for Class I shares per the most recent prospectus. After fee waivers and/or reimbursements, the Fund’s net operating expense, including underlying funds, is 2.06% for Class I shares. Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until November 30, 2017, to waive a portion of its advisory fee and has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers, other than the Advisor) do not exceed 1.99%. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-877-738-0333.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	Class I inception date is June 22, 2015.

The Fund’s holdings by asset class, as of July 31, 2016, are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Debt	48.7%
Exchange Traded Funds - Equity	46.1%
Short-Term Investments	17.3%
Liabilities in Excess of Other Assets	(12.1)%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Astor Long/Short Fund
SCHEDULE OF INVESTMENTS
July 31, 2016

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 97.1%
	ASSET ALLOCATION FUNDS - 2.9%
128,341	WisdomTree Bloomberg U.S. Dollar Bullish Fund	$3,362,534

	COMMODITY FUNDS - 3.0%
256,293	PowerShares DB Base Metals Fund *	3,518,903

	DEBT FUNDS - 18.9%
79,684	Guggenheim Enhanced Short Duration ETF	3,992,161
49,719	iShares Core U.S. Aggregate Bond ETF	5,619,738
94,678	SPDR Blackstone / GSO Senior Loan ETF	4,457,440
288,977	SPDR Barclays Short Term High Yield Bond ETF	7,842,836
		21,912,175
	EQUITY FUNDS - 72.3%
272,099	First Trust Large Cap Core AlphaDEX Fund	12,766,885
41,401	Guggenheim S&P 500 Equal Weight ETF	3,464,436
292,648	iShares Core S&P Total US Stock Market ETF	14,489,002
79,466	iShares Core S&P 500 ETF	17,350,607
370,136	iShares Edge MSCI Min Vol USA ETF ^	17,355,677
96,727	iShares MSCI Emerging Markets ETF	3,504,419
67,915	iShares U.S. Real Estate ETF ^	5,797,904
110,424	JPMorgan Diversified Return International Equity ETF ^	5,678,002
88,251	PowerShares S&P 500 High Dividend Low Volatility Portfolio ^	3,522,097
		83,929,029

	TOTAL EXCHANGE TRADED FUNDS (Cost $105,662,156)	112,722,641

	SHORT-TERM INVESTMENTS - 16.8%
	INVESTEMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 14.0%
16,241,300	Milestone Treasury Obligation Fund, Institutional Class 0.15% + (a)(b)	16,241,300

	MONEY MARKET FUND - 2.8%
3,212,303	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class 0.39% +	3,212,303
288	UB Institutional Trust Deposit 0.15% +	288
		3,212,591
	TOTAL SHORT-TERM INVESTMENTS (Cost $19,453,891)	19,453,891

	TOTAL INVESTMENTS - 113.9% (Cost $125,116,047) (c)	$132,176,532
	LIABILITIES IN EXCESS OF OTHER ASSETS - (13.9)%	(16,156,759)
	TOTAL NET ASSETS - 100.0%	$116,019,773

ETF - Exchange Traded Fund

*	Non-Income producing security.

+	Money market fund; interest rate reflects seven-day effective yield on July 31, 2016.

^	Security, or a portion of the security, is out on loan at July 31, 2016. Total loaned securities had a value of $15,907,872 at July 31, 2016.

(a)	Security was purchased with cash received as collateral for securities on loan at July 31, 2016. Total collateral had a value of $16,241,300 at July 31, 2016.

(b)	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Distributor.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $125,119,915 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$7,294,352
Unrealized Depreciation:	(237,735)
Net Unrealized Appreciation:	$7,056,617

See accompanying notes to financial statements.

Astor S.T.A.R. Fund
SCHEDULE OF INVESTMENTS
July 31, 2016

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 97.7%
	DEBT FUNDS - 14.8%
115,224	Guggenheim Enhanced Short Duration ETF	$5,772,711
97,848	iShares Core U.S. Aggregate Bond ETF	11,059,759
		16,832,470
	EQUITY FUNDS - 82.9%
223,718	First Trust Consumer Discretionary AlphaDEX Fund	8,062,797
204,024	First Trust Consumer Staples AlphaDEX Fund	10,011,457
151,277	First Trust Energy AlphaDEX Fund	2,198,055
768,646	First Trust Financial AlphaDEX Fund	18,508,996
132,583	First Trust Health Care AlphaDEX Fund *^	8,159,158
161,361	First Trust Industrials/Producer Durables AlphaDEX Fund	4,673,014
184,015	First Trust Large Cap Core AlphaDEX Fund	8,633,984
110,450	First Trust Mid Cap Core AlphaDEX Fund	5,838,387
119,916	First Trust Small Cap Core AlphaDEX Fund ^	5,866,291
318,434	First Trust Technology AlphaDEX Fund	11,091,056
85,223	First Trust Utilities AlphaDEX Fund ^	2,338,519
24,425	iShares Russell 2000 ETF ^	2,957,623
10,196	SPDR S&P MidCap 400 ETF Trust	2,893,421
13,315	SPDR S&P500 ETF Trust	2,891,352
		94,124,110

	TOTAL EXCHANGE TRADED FUNDS (Cost $109,244,093)	110,956,580

	SHORT-TERM INVESTMENTS - 4.5%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 3.1%
3,493,700	Milestone Treasury Obligation Fund, Institutional Class 0.15% + (a)(b)	3,493,700

	MONEY MARKET FUND - 1.4%
1,596,198	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class 0.39% +	1,596,198

	TOTAL SHORT-TERM INVESTMENTS (Cost $5,089,898)	5,089,898

	TOTAL INVESTMENTS - 102.2% (Cost $114,333,991) (c)	$116,046,478
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.2)%	(2,526,984)
	TOTAL NET ASSETS - 100.0%	$113,519,494

ETF - Exchange Traded Fund

*	Non-Income producing security.

+	Money market fund; interest rate reflects seven-day effective yield on July 31, 2016.

^	Security, or a portion of the security, is out on loan at July 31, 2016. Total loaned securities had a value of $3,410,961 at July 31, 2016.

(a)	Security was purchased with cash received as collateral for securities on loan at July 31, 2016. Total collateral had a value of $3,493,700 at July 31, 2016.

(b)	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Distributor.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $114,377,874 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$2,816,652
Unrealized Depreciation:	(1,148,048)
Net Unrealized Appreciation:	$1,668,604

See accompanying notes to financial statements.

Astor Macro Alternative Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
July 31, 2016

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 94.8%
	DEBT FUNDS - 48.7%
3,100	iShares 10+ Year Credit Bond ETF	$198,648
1,400	iShares 20+ Year Treasury Bond ETF	198,184
1,800	iShares Core U.S. Aggregate Bond ETF	203,454
1,800	iShares Intermediate Credit Bond ETF	201,330
5,500	SPDR Barclays High Yield Bond ETF	198,330
		999,946
	EQUITY FUNDS - 46.1%
1,100	Guggenheim S&P 500 Equal Weight ETF	92,048
1,100	Guggenheim S&P 500 Pure Growth ETF	93,291
1,300	Guggenheim S&P 500 Pure Value ETF	69,212
2,700	iShares Edge MSCI Min Vol USA ETF	126,603
600	iShares Russell 2000 ETF	72,654
500	iShares Russell Mid-Cap ETF	87,440
1,300	iShares Select Dividend ETF	113,087
800	Powershares QQQ Trust Series 1	92,184
500	SPDR S&P500 ETF Trust	108,575
1,000	Vanguard REIT ETF	92,450
		947,544

	TOTAL EXCHANGE TRADED FUNDS (Cost $1,856,372)	1,947,490

	SHORT-TERM INVESTMENTS - 17.3%
356,276	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class 0.39% * +	356,276
	TOTAL SHORT-TERM INVESTMENTS (Cost $356,276)	356,276

	TOTAL INVESTMENTS - 112.1% (Cost $2,212,648) (a)	$2,303,766
	LIABILITIES IN EXCESS OF OTHER ASSETS - (12.1)%	(249,339)
	TOTAL NET ASSETS - 100.0%	$2,054,427

ETF - Exchange Traded Fund

*	Money market fund; interest rate reflects seven-day effective yield on July 31, 2016.

+	A portion of this investment is a holding of the AMA Fund Limited CFC which commenced operations on June 22, 2015 and is a wholly owned subsidiary of the Astor Macro Alternative Fund.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $2,227,056 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$76,710
Unrealized Depreciation:	—
Net Unrealized Appreciation:	$76,710

See accompanying notes to financial statements.

Astor Macro Alternative Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
July 31, 2016

FUTURES CONTRACTS ^

			Underlying Face
			Amount at Value
Long Contracts	Description	Counterparty	**	Unrealized Gain (Loss)
1	Soybean Future November 2016	Interactive Brokers	$50,150	$(5,825)
1	World Sugar #11 October 2016	Interactive Brokers	21,336	(168)
	Net Unrealized Loss from Open Long Futures Contracts			$(5,993)

			Underlying Face
			Amount at Value
Short Contracts	Description	Counterparty	**	Unrealized Gain (Loss)
1	Australian Dollar Future September 2016	Interactive Brokers	$75,910	$290
2	Brent Crude Future October 2016	Interactive Brokers	87,060	1,411
1	British Pound Future September 2016	Interactive Brokers	82,794	(113)
1	Canadian 10 Year Bond September 2016	Interactive Brokers	114,093	(722)
3	CBOE VIX Future August 2016	Interactive Brokers	41,475	525
1	Copper Future September 2016	Interactive Brokers	55,538	(263)
1	Euro-Bund Future September 2016	Interactive Brokers	187,746	(123)
1	Euro FX Currency Future September 2016	Interactive Brokers	140,000	(738)
1	Japanese Yen Future September 2016	Interactive Brokers	122,744	(5,419)
1	Long Gilt Future September 2016	Interactive Brokers	174,006	(385)
3	Natural Gas Future September 2016	Interactive Brokers	86,280	(4,290)
1	US 10 Year Future September 2016	Interactive Brokers	133,047	(172)
2	Wheat Future September 2016	Interactive Brokers	40,775	625
	Net Unrealized Loss from Open Short Futures Contracts			$(9,374)

^	Each futures contract is a holding of AMA Fund Limited CFC (“AMA”) which commenced operations on June 22, 2015 and is a wholly-owned subsidiary of the Astor Macro Alternative Fund.

**	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by AMA are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of AMA’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to AMA.

See accompanying notes to financial statements.

The Astor Funds
STATEMENTS OF ASSETS AND LIABILITIES
July 31, 2016

			Astor Macro
	Astor Long/Short	Astor S.T.A.R.	Alternative Fund
	Fund	Fund	(Consolidated)
ASSETS
Investment securities (including securities on loan):
At cost	$125,116,047	$114,333,991	$2,212,648
At value	$132,176,532	$116,046,478	$2,303,766
Receivable due from Advisor (see Note 4)	—	—	27,595
Deposits for futures contracts	—	—	109,675
Receivable for securities sold	—	1,439,892	18,259
Receivable for Fund shares sold	170,087	3,190	—
Prepaid expenses and other assets	64,643	49,018	472
TOTAL ASSETS	132,411,262	117,538,578	2,459,767

LIABILITIES
Collateral on securities loaned (see Note 2)	16,241,300	3,493,700	—
Payable for securities purchased	—	—	352,425
Net unrealized depreciation on futures contracts	—	—	15,367
Distribution (12b-1) fees payable	19,934	46,064	—
Investment advisory fees payable	32,111	66,630	—
Payable to related parties	15,298	20,548	10,608
Payable for Fund shares redeemed	56,343	364,623	—
Accrued expenses and other liabilities	26,503	27,519	26,940
TOTAL LIABILITIES	16,391,489	4,019,084	405,340
NET ASSETS	$116,019,773	$113,519,494	$2,054,427

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$108,819,579	$115,366,419	$1,953,392
Accumulated undistributed net investment income (loss)	—	(577,289)	17,027
Accumulated net realized gain (loss) from security transactions	139,709	(2,982,123)	(5,879)
Net unrealized appreciation on investments	7,060,485	1,712,487	105,254
Net unrealized depreciation futures contracts	—	—	(15,367)
NET ASSETS	116,019,773	113,519,494	2,054,427

See accompanying notes to financial statements.

The Astor Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
July 31, 2016

			Astor Macro
	Astor Long/Short	Astor S.T.A.R.	Alternative Fund
	Fund	Fund	(Consolidated)
Net Asset Value Per Share:
Class A Shares:
Net Assets	$11,417,513	$30,447,286	$—
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	935,754	2,079,807	—
Net asset value (Net Assets ÷ Shares Outstanding), and redemption price per share	$12.20	$14.64	$—
Maximum offering price per share (4.75% sales charge)	$12.81	$15.37	$—

Class C Shares:
Net Assets	$20,338,876	$46,216,132	$—
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,718,540	3,259,400	—
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$11.83	$14.18	$—

Class I Shares:
Net Assets	$81,800,136	$36,856,076	$2,054,427
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	6,696,822	2,503,666	194,048
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$12.21	$14.72	$10.59

Class R Shares:
Net Assets	$2,463,248	$—	$—
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	202,122
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$12.19	$—	$—

See accompanying notes to financial statements.

The Astor Funds
STATEMENTS OF OPERATIONS
For the Year Ended July 31, 2016

			Astor Macro
	Astor Long/Short	Astor S.T.A.R.	Alternative Fund
	Fund	Fund	(Consolidated)
INVESTMENT INCOME
Dividends	$2,578,517	$1,611,801	$35,102
Interest	9,411	2,164	124
TOTAL INVESTMENT INCOME	2,587,928	1,613,965	35,226

EXPENSES
Investment advisory fees	1,215,585	1,446,161	25,930
Distribution (12b-1) fees, Class A shares	29,204	103,375	—
Distribution (12b-1) fees, Class C shares	208,842	525,461	—
Distribution (12b-1) fees, Class R shares	4,435	—	—
Transfer agent fees	135,315	108,375	19,150
Administrative services fees	118,502	143,168	35,097
Registration fees	71,540	68,760	625
Accounting services fees	62,276	59,462	25,067
Non 12b-1 Shareholder Service fees	60,379	47,209	3,681
Printing expenses	34,411	46,887	1,096
Legal fees	17,995	17,033	20,244
Compliance officer fees	16,693	22,105	3,196
Audit fees	15,500	15,504	20,929
Trustees fees and expenses	11,847	11,847	11,564
Custodian fees	7,415	17,984	6,200
Insurance expense	2,627	436	55
Miscellaneous expense	8,151	9,788	2,016
TOTAL EXPENSES	2,020,717	2,643,555	174,850

Less: Fees waived and expenses reimbursed by the Advisor	(259,927)	(210,038)	(141,559)

NET EXPENSES	1,760,790	2,433,517	33,291
NET INVESTMENT INCOME (LOSS)	827,138	(819,552)	1,935

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from security transactions	519,182	(2,343,073)	(4,739)
Net realized gain from futures transactions	—	—	32,173
Net change in unrealized appreciation (depreciation) on investments	(150,374)	(9,307,227)	94,425
Net change in unrealized depreciation on futures contracts	—	—	(17,468)
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	368,808	(11,650,300)	104,391

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,195,946	$(12,469,852)	$106,326

See accompanying notes to financial statements.

The Astor Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Astor Long/Short Fund

	For the	For the
	Year Ended	Year Ended
	July 31, 2016	July 31, 2015
FROM OPERATIONS
Net investment income	$827,138	$808,235
Net realized gain from security transactions	519,182	826,672
Distributions of long term capital gains from underlying investment companies	—	3,290
Net change in unrealized appreciation (depreciation) on investments	(150,374)	3,039,595
Net increase in net assets resulting from operations	1,195,946	4,677,792

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain
Class A	(1,164)	—
Class C	(2,154)	—
Class I	(8,607)	—
Class R	(147)	—
From net investment income
Class A	(104,653)	(70,190)
Class C	(84,970)	(33,716)
Class I	(959,127)	(718,188)
Class R	(14,885)	(13,595)
From distributions to shareholders	(1,175,707)	(835,689)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	5,291,477	13,388,965
Class C	3,886,488	10,626,739
Class I	30,916,499	90,525,904
Class R	1,687,147	734,085
Distributions Reinvested
Class A	75,436	50,798
Class C	80,547	29,382
Class I	838,134	575,049
Class R	13,546	11,865
Cost of Shares Redeemed
Class A	(6,881,830)	(10,531,407)
Class C	(6,579,873)	(4,034,037)
Class I	(51,299,529)	(37,860,998)
Class R	(1,058,622)	(5,591,308)
Net increase (decrease) in net assets from shares of beneficial interest	(23,030,580)	57,925,037

TOTAL INCREASE (DECREASE) IN NET ASSETS	(23,010,341)	61,767,140

NET ASSETS
Beginning of Year	139,030,114	77,262,974
End of Year *	$116,019,773	$139,030,114
* Includes accumulated undistributed net investment income of:	$—	$64,148

See accompanying notes to financial statements.

The Astor Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Astor Long/Short Fund

	For the	For the
	Year Ended	Year Ended
	July 31, 2016	July 31, 2015
SHARE ACTIVITY
Class A:
Shares Sold	455,738	1,119,313
Shares Reinvested	6,438	4,256
Shares Redeemed	(595,035)	(889,753)
Net increase (decrease) in shares of beneficial interest outstanding	(132,859)	233,816

Class C:
Shares Sold	344,992	911,985
Shares Reinvested	7,160	2,528
Shares Redeemed	(593,505)	(345,907)
Net increase (decrease) in shares of beneficial interest outstanding	(241,353)	568,606

Class I:
Shares Sold	2,655,128	7,573,356
Shares Reinvested	71,392	48,104
Shares Redeemed	(4,467,473)	(3,150,850)
Net increase (decrease) in shares of beneficial interest outstanding	(1,740,953)	4,470,610

Class R:
Shares Sold	147,286	62,052
Shares Reinvested	1,155	999
Shares Redeemed	(92,858)	(477,409)
Net increase (decrease) in shares of beneficial interest outstanding	55,583	(414,358)

See accompanying notes to financial statements.

The Astor Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Astor S.T.A.R. Fund

	For the	For the
	Year Ended	Year Ended
	July 31, 2016	July 31, 2015
FROM OPERATIONS
Net investment loss	$(819,552)	$(956,112)
Net realized gain (loss) from security transactions	(2,343,073)	327,414
Net change in unrealized appreciation (depreciation) on investments	(9,307,227)	8,168,763
Net increase (decrease) in net assets resulting from operations	(12,469,852)	7,540,065

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class A	(243,982)	(40,530)
Class C	(320,281)	(27,386)
Class I	(327,585)	(39,184)
From distributions to shareholders	(891,848)	(107,100)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	4,912,339	29,724,897
Class C	8,721,281	36,301,235
Class I	21,926,180	59,572,879
Distributions Reinvested
Class A	230,847	37,303
Class C	308,068	26,024
Class I	295,745	33,295
Cost of Shares Redeemed
Class A	(28,877,187)	(20,785,605)
Class C	(17,217,665)	(3,338,830)
Class I	(46,493,760)	(22,247,485)
Net increase (decrease) in net assets from shares of beneficial interest	(56,194,152)	79,323,713

TOTAL INCREASE (DECREASE) IN NET ASSETS	(69,555,852)	86,756,678

NET ASSETS
Beginning of Year	183,075,346	96,318,668
End of Year *	$113,519,494	$183,075,346
* Includes accumulated net investment loss of:	$(577,289)	$(913,226)

See accompanying notes to financial statements.

The Astor Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Astor S.T.A.R. Fund

	For the	For the
	Year Ended	Year Ended
	July 31, 2016	July 31, 2015
SHARE ACTIVITY
Class A:
Shares Sold	344,898	1,962,424
Shares Reinvested	16,042	2,576
Shares Redeemed	(2,064,975)	(1,388,757)
Net increase (decrease) in shares of beneficial interest outstanding	(1,704,035)	576,243

Class C:
Shares Sold	625,995	2,422,134
Shares Reinvested	22,005	1,833
Shares Redeemed	(1,269,710)	(222,667)
Net increase (decrease) in shares of beneficial interest outstanding	(621,710)	2,201,300

Class I:
Shares Sold	1,516,184	3,947,530
Shares Reinvested	20,467	2,296
Shares Redeemed	(3,327,005)	(1,457,843)
Net increase (decrease) in shares of beneficial interest outstanding	(1,790,354)	2,491,983

See accompanying notes to financial statements.

The Astor Funds
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Astor Macro Alternative Fund

	For the	For the
	Year Ended	Period^ Ended
	July 31, 2016	July 31, 2015
FROM OPERATIONS
Net investment income	$1,935	$3,090
Net realized gain (loss) from security transactions and futures transactions	27,434	(5,241)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	76,957	(1,206)
Net increase (decrease) in net assets resulting from operations	106,326	(3,357)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class I	(3,905)	(3,187)
From distributions to shareholders	(3,905)	(3,187)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class I	736,090	1,642,578
Distributions Reinvested
Class I	3,905	3,187
Cost of Shares Redeemed
Class I	(427,210)	—
Net increase in net assets from shares of beneficial interest	312,785	1,645,765

TOTAL INCREASE IN NET ASSETS	415,206	1,639,221

NET ASSETS
Beginning of Period	1,639,221	—
End of Period*	$2,054,427	$1,639,221
* Includes accumulated undistributed net investment income of:	$17,027	$—

^	The Astor Macro Alternative Fund commenced operations on June 22, 2015.

See accompanying notes to financial statements.

The Astor Funds
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Astor Macro Alternative Fund

	For the	For the
	Year Ended	Period^ Ended
	July 31, 2016	July 31, 2015
SHARE ACTIVITY

Class I:
Shares Sold	70,904	164,254
Shares Reinvested	386	322
Shares Redeemed	(41,818)	—
Net increase in shares of beneficial interest outstanding	29,472	164,576

^	The Astor Macro Alternative Fund commenced operations on June 22, 2015.

See accompanying notes to financial statements.

The Astor Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Astor Long/Short Fund Class A

	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	July 31,		July 31,	July 31,	July 31,	July 31,
	2016		2015	2014	2013	2012 (1)

Net asset value, beginning of period	$12.02		$11.49	$10.62	$9.91	$10.11

Activity from investment operations:
Net investment income (2)	0.07		0.08	0.07	0.05	0.02
Net realized and unrealized gain on investments	0.21		0.52	0.83	0.70	0.04
Total from investment operations	0.28		0.60	0.90	0.75	0.06

Less distributions from:
Net investment income	(0.10)		(0.07)	(0.03)	(0.04)	—
Return of capital	—		—	—	—	(0.01)
Net realized loss	(0.00	) (6)	—	—	—	(0.25)
Total distributions	(0.10)		(0.07)	(0.03)	(0.04)	(0.26)

Net asset value, end of period	$12.20		$12.02	$11.49	$10.62	$9.91

Total return (3)	2.39%		5.23%	8.50%	7.61%	0.63	% (8)

Net assets, at end of period (000s)	$11,418		$12,846	$9,595	$4,583	$88

Ratio of gross expenses to average net assets (4)(9)	1.71%		1.66%	1.88%	2.18%	2.26	% (5)
Ratio of net expenses to average net assets (9)	1.50%		1.50%	1.50%	1.50%	1.50	% (5)
Ratio of net investment income to average net assets (7)	0.62%		0.69%	0.62%	0.50%	0.35	% (5)

Portfolio Turnover Rate	55%		44%	55%	124%	188	% (8)

(1)	The Astor Long/Short Fund’s Class A commenced operations on November 30, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Amount represents less than $0.01 per share.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Does not include the expenses of other investment companies in which the Fund invests.

See accompanying notes to financial statements.

The Astor Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Astor Long/Short Fund Class C

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	July 31,		July 31,	July 31,	July 31,	July 31,
	2016		2015	2014	2013	2012

Net asset value, beginning of year	$11.69		$11.21	$10.41	$9.75	$10.76

Activity from investment operations:
Net investment loss (1)	$(0.01)		(0.01)	(0.02)	—	(0.05)
Net realized and unrealized gain (loss) on investments	$0.19		0.51	0.82	0.66	(0.71)
Total from investment operations	$0.18		0.50	0.80	0.66	(0.76)

Less distributions from:
Net Investment Income	(0.04)		(0.02)	0.00 (6)	—	—
Net realized gains	(0.00	) (6)	—	—	—	(0.25)
Total distributions	(0.04)		(0.02)	0.00 (6)	—	(0.25)

Net asset value, end of year	$11.83		$11.69	$11.21	$10.41	$9.75

Total return (2)	1.60%		4.45%	7.72%	6.77%	(7.08)%

Net assets, at end of year (000s)	$20,339		$22,913	$15,602	$7,433	$12,259

Ratio of gross expenses to average net assets (3)(4)	2.46%		2.41%	2.63%	2.93%	2.80%
Ratio of net expenses to average net assets (4)	2.25%		2.25%	2.25%	2.25%	2.42%
Ratio of net investment loss to average net assets (5)	(0.13)%		(0.11)%	(0.16)%	(0.04)%	(0.51)%

Portfolio Turnover Rate	55%		44%	55%	124%	188%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

The Astor Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Astor Long/Short Fund Class I

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	July 31,		July 31,	July 31,	July 31,	July 31,
	2016		2015	2014	2013	2012

Net asset value, beginning of year	$12.03		$11.50	$10.62	$9.91	$10.87

Activity from investment operations:
Net investment income (1)	0.10		0.11	0.09	0.10	0.05
Net realized and unrealized gain (loss) on investments	0.21		0.52	0.85	0.67	(0.71)
Total from investment operations	0.31		0.63	0.94	0.77	(0.66)

Less distributions from:
Net investment income	(0.13)		(0.10)	(0.06)	(0.06)	—
Return of capital	—		—	—	—	(0.05)
Net realized gains	(0.00	) (6)	—	—	—	(0.25)
Total distributions	(0.13)		(0.10)	(0.06)	(0.06)	(0.30)

Net asset value, end of year	$12.21		$12.03	$11.50	$10.62	$9.91

Total return (2)	2.62%		5.48%	8.87%	7.74%	(6.08)%

Net assets, at end of year (000s)	$81,800		$101,512	$45,630	$18,341	$22,337

Ratio of gross expenses to average net assets (3)(4)	1.46%		1.41%	1.63%	1.93%	1.80%
Ratio of net expenses to average net assets (4)	1.25%		1.25%	1.25%	1.25%	1.41%
Ratio of net investment income to average net assets (5)	0.88%		0.92%	0.83%	0.95%	0.49%

Portfolio Turnover Rate	55%		44%	55%	124%	188%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

The Astor Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Astor Long/Short Fund Class R

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	July 31,		July 31,	July 31,	July 31,	July 31,
	2016		2015	2014	2013	2012

Net asset value, beginning of year	$12.00		$11.48	$10.60	$9.89	$10.85

Activity from investment operations:
Net investment income (1)	0.07		0.06	0.06	0.07	0.03
Net realized and unrealized gain (loss) on investments	0.22		0.53	0.85	0.68	(0.71)
Total from investment operations	0.29		0.59	0.91	0.75	(0.68)

Less distributions from:
Net investment income	(0.10)		(0.07)	(0.03)	(0.04)	—
Return of capital	—		—	—	—	(0.03)
Net realized gains	(0.00	) (6)	—	—	—	(0.25)
Total distributions	(0.10)		(0.07)	(0.03)	(0.04)	(0.28)

Net asset value, end of year	$12.19		$12.00	$11.48	$10.60	$9.89

Total return (2)	2.48%		5.10%	8.63%	7.56%	(6.31)%

Net assets, at end of year (000s)	$2,463		$1,759	$6,437	$7,018	$3,245

Ratio of gross expenses to average net assets (3)(4)	1.71%		1.66%	1.88%	2.18%	2.02%
Ratio of net expenses to average net assets (4)	1.50%		1.50%	1.50%	1.50%	1.69%
Ratio of net investment income (loss) to average net assets (5)	0.63%		0.55%	0.57%	0.63%	0.21%

Portfolio Turnover Rate	55%		44%	55%	124%	188%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

The Astor Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Astor S.T.A.R. Fund Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2016	2015	2014	2013	2012 (1)

Net asset value, beginning of period	$15.41	$14.46	$12.89	$10.33	$10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.06)	(0.08)	(0.08)	(0.03)	0.05
Net realized and unrealized gain (loss) on investments	(0.63)	1.04	1.68	2.67	0.31
Total from investment operations	(0.69)	0.96	1.60	2.64	0.36

Less distributions from:
Net investment income	—	—	—	(0.05)	(0.03)
Net realized gains	(0.08)	(0.01)	(0.03)	(0.03)	—
Total distributions	(0.08)	(0.01)	(0.03)	(0.08)	(0.03)

Net asset value, end of period	$14.64	$15.41	$14.46	$12.89	$10.33

Total return (3)	(4.48)%	6.66%	12.45%	25.73%	3.59	% (8)

Net assets, at end of period (000s)	$30,447	$58,315	$46,371	$6,524	$109

Ratio of gross expenses to average net assets (4)(6)	1.65%	1.60%	1.92%	2.37%	138.74	% (5)
Ratio of net expenses to average net assets (6)	1.50%	1.50%	1.50%	1.50%	1.50	% (5)
Ratio of net investment income (loss) to average net assets (7)	(0.40)%	(0.54)%	(0.53)%	(0.18)%	0.67	% (5)

Portfolio Turnover Rate	68%	30%	25%	62%	86	% (8)

(1)	The Astor S.T.A.R. Fund commenced operations November 30, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

See accompanying notes to financial statements.

The Astor Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Astor S.T.A.R. Fund Class C

	Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
	July 31,	July 31,	July 31,		July 31,	July 31,
	2016	2015	2014		2013	2012 (1)

Net asset value, beginning of period	$15.04	$14.22	$12.77		$10.30	$10.00

Activity from investment operations:
Net investment gain (loss) (2)	(0.15)	(0.20)	(0.18)		(0.13)	0.00	(9)
Net realized and unrealized gain (loss) on investments	(0.63)	1.03	1.66		2.67	0.31
Total from investment operations	(0.78)	0.83	1.48		2.54	0.31

Less distributions from:
Net investment income	—	—	—		(0.04)	(0.01)
Net realized gains	(0.08)	(0.01)	(0.03)		(0.03)	—
Total distributions	(0.08)	(0.01)	(0.03)		(0.07)	(0.01)

Net asset value, end of period	$14.18	$15.04	$14.22		$12.77	$10.30

Total return (3)	(5.19)%	5.86%	11.63%		24.81%	3.08	% (8)

Net assets, at end of period (000s)	$46,216	$58,381	$23,881		$1,553	$5

Ratio of gross expenses to average net assets (4)(6)	2.40%	2.35%	2.67	% (7)	3.12%	139.86	% (5)
Ratio of net expenses to average net assets (6)	2.25%	2.25%	2.25%		2.25%	2.25	% (5)
Ratio of net investment loss to average net assets (7)	(1.12)%	(1.32)%	(1.31)%		(1.05)%	(0.06	)% (5)

Portfolio Turnover Rate	68%	30%	25%		62%	86	% (8)

(1)	The Astor S.T.A.R. Fund commenced operations November 30, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

The Astor Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Astor S.T.A.R. Fund Class I

	Year Ended	Year Ended	Period Ended
	July 31,	July 31,	July 31,
	2016	2015	2014 (1)

Net asset value, beginning of period	$15.46	$14.46	$13.88

Activity from investment operations:
Net investment loss (2)	(0.02)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.64)	1.06	0.62
Total from investment operations	(0.66)	1.01	0.58

Less distributions from:
Net realized gains	(0.08)	(0.01)	—
Total distributions	(0.08)	(0.01)	—

Net asset value, end of period	$14.72	$15.46	$14.46

Total return (3)	(4.27)%	7.01%	4.18	% (8)

Net assets, at end of period (000s)	$36,856	$66,379	$26,066

Ratio of gross expenses to average net assets (4)(6)	1.40%	1.35%	1.67	% (5)
Ratio of net expenses to average net assets (6)	1.25%	1.25%	1.25	% (5)
Ratio of net investment income (loss) to average net assets (7)	(0.13)%	(0.32)%	(0.43	)% (5)

Portfolio Turnover Rate	68%	30%	25	% (8)

(1)	The Astor S.T.A.R. Fund Class I commenced operations January 6, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

See accompanying notes to financial statements.

The Astor Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Astor Macro Alternative Fund Class I

	Year Ended	Period Ended
	July 31,	July 31,
	2016	2015 (1)

Net asset value, beginning of period	$9.96	$10.00

Activity from investment operations:
Net investment income (2)	0.01	0.04
Net realized and unrealized gain (loss) on investments	0.64	(0.06)
Total from investment operations	0.65	(0.02)

Less distributions from:
Net investment income	(0.02)	(0.02)
Total distributions	(0.02)	(0.02)

Net asset value, end of period	$10.59	$9.96

Total return (3)	6.56%	(0.20	)% (8)

Net assets, at end of period (000s)	$2,054	$1,639

Ratio of gross expenses to average net assets (4)(6)	10.43%	76.63	% (5)
Ratio of net expenses to average net assets (6)	1.99%	1.99	% (5)
Ratio of net investment income to average net assets (7)	0.12%	4.80	% (5)

Portfolio Turnover Rate	117%	10	% (8)

(1)	The Astor Macro Alternative Fund Class I commenced operations June 22, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

See accompanying notes to financial statements.

The Astor Funds
NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS
July 31, 2016

1.	ORGANIZATION

The Astor Long/Short Fund, the Astor S.T.A.R. Fund, and Astor Macro Alternative Fund (each a “Fund” or collectively the “Funds”) are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Astor Long/Short Fund seeks total return through a combination of capital appreciation and income. The Astor S.T.A.R. Fund seeks capital appreciation. The Astor Macro Alternative Fund seeks to provide positive returns over a market cycle regardless of market conditions or general market direction. The Astor Long/Short Fund commenced operations on October 19, 2009. The Astor S.T.A.R. Fund commenced operations on November 30, 2011. The Astor Macro Alternative Fund commenced operations on June 22, 2015.

The Astor Long/Short Fund currently offers Class A, Class C, Class R, and Class I shares. Class C, Class R, and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 4.75%. The Astor S.T.A.R. Fund currently offer Class A, Class C, and Class I shares. Class C and Class I shares are offered at net asset value and Class A shares are offered at net asset value plus a maximum sales charge of 4.75%. The Astor Macro Alternative Fund currently offers Class I shares offered at net asset value. Each class represents an interest in the same assets of the respective Fund and classes of a Fund are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares of a Fund have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The consolidated financial statements of the Astor Macro Alternative Fund include the Astor Macro Alternative Fund and its wholly owned subsidiary AMA Fund Limited (“AMA”). AMA commenced operations on June 22, 2015 and is incorporated in the Cayman Islands as an exempted company with limited liability.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined or, in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Astor Funds
NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS
(Continued)
July 31, 2016

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

The Astor Funds
NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS
(Continued)
July 31, 2016

Futures Contracts – The Astor Macro Alternative Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the consolidated statement of assets and liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Valuation of Underlying Funds – Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Each Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Astor Funds
NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS
(Continued)
July 31, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2016, for the Funds’ assets and liabilities measured at fair value:

Astor Long/Short Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$112,722,641	$—	$—	$112,722,641
Short-Term Investments	19,453,891	—	—	19,453,891
Total	$132,176,532	$—	$—	$132,176,532

Astor S.T.A.R. Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$110,956,580	$—	$—	$110,956,580
Short-Term Investments	5,089,898	—	—	5,089,898
Total	$116,046,478	$—	$—	$116,046,478

Astor Macro Alternative Fund

Assets**
Exchange Traded Funds	$1,947,490	$—	$—	$1,947,490
Short-Term Investments	356,276	—	—	356,276
Total	$2,303,766	$—	$—	$2,303,766
Liabilities
Open futures contracts ***	$(15,367)	$—	$—	$(15,367)

The Funds did not hold any Level 3 securities during the period.

There were no transfers into and out of Levels during the current periods presented.

It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Schedule of Investments for classification by asset class.

**	Refer to the Consolidated Schedule of Investments for classification by asset class.

***	Includes cumulative net unrealized depreciation on futures contracts open at July 31, 2016

Consolidation of Subsidiaries – The consolidated financial statements of the Astor Macro Alternative Fund include AMA Fund Limited (“AMA”), a wholly-owned and controlled foreign corporation (“CFC”).

The Astor Macro Alternative Fund may invest up to 25% of its total assets in a CFC, which acts as an investment vehicle in order to effect certain investments consistent with the Astor Macro Alternative Fund’s investment objectives and policies. The Astor Macro Alternative Fund consolidates the results of subsidiaries in which the Astor Macro Alternative Fund holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, the Astor Macro Alternative Fund may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as the Astor Macro Alternative Fund’s ability to control the circumstances leading to majority ownership. All significant inter-company accounts and transactions have been eliminated in consolidation.

The Astor Funds
NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS
(Continued)
July 31, 2016

A summary of the net assets of AMA is as follows:

		% of Astor Macro Alternative
Inception Date of	AMA Net Assets at	Fund’s Net Assets at
AMA:	31-Jul-16	31-Jul-16
6/22/2015	$ 94,309	4.59%

The results from operations of AMA were as follows:

Net Investment Income	$54
Net realized gain	32,173
Net decrease in unrealized depreciation	(16,594)
Net increase in net assets resulting from operations	$15,633

For tax purposes, AMA is an exempted Cayman investment company. AMA has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, AMA is a CFC which generates and is allocated no income which is considered effectively connected with U.S. trade or business and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, AMA’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Astor Macro Alternative Fund’s investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures program, the Astor Macro Alternative Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

The Astor Funds
NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS
(Continued)
July 31, 2016

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Astor Macro Alternative Fund’s prospectus for a full listing of risks associated with these investments.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly for the Astor Long/Short Fund, the Astor S.T.A.R. Fund, and the Astor Macro Alternative Fund. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013-2015, or expected to be taken in the Funds’ 2016 tax returns. The Funds identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. During the period, the Funds did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Astor Funds
NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS
(Continued)
July 31, 2016

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Astor Macro Alternative Fund’s Consolidated Statement of Assets and Liabilities as of July 31, 2016.

Contract Type/Primary Risk Exposure	Balance Sheet Location	Unrealized Appreciation (Depreciation)
	Net unrealized appreciation
Commodity Risk	(depreciation) futures contracts	$(7,985)
	Net unrealized appreciation
Foreign Exchange Rate Risk	(depreciation) futures contracts	(6,365)
	Net unrealized appreciation
Interest Risk	(depreciation) futures contracts	(1,017)
Total		$(15,367)

The following is a summary of the location of derivative investments on the Astor Macro Alternative

Fund’s Consolidated Statement of Operations for the year ended July 31, 2016:

			Realized and Unrealized Gain
		Location of Gain (Loss) on	(Loss) on Derivatives recognized
Derivative Investment Type	Primary Risk Exposure	Derivatives recognized in income	in income
		Net realized gain (loss) from
Futures Contracts	Commodity Risk	futures transactions	$59,078
		Net realized gain (loss) from
	Foreign Exchange Rate Risk	futures transactions	(9,646)
		Net realized gain (loss) from
	Interest Risk	futures transactions	(17,259)
Total			$32,173

		Net change in unrealized
Futures Contracts	Commodity Risk	depreciation on futures contracts	$(477)

		Net change in unrealized
	Foreign Exchange Rate Risk	depreciation on futures contracts	(12,971)

		Net change in unrealized
	Interest Risk	depreciation on futures contracts	(4,020)
Total			$(17,468)

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Astor Macro Alternative Fund.

The Astor Funds
NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS
(Continued)
July 31, 2016

Offsetting of Financial Assets and Derivative Assets

The Astor Macro Alternative Fund’s policy is to recognize a net asset or liability equal to the unrealized gain (loss) on futures contracts. The following table shows additional information regarding the offsetting of assets and liabilities at July 31, 2016 for the Astor Macro Alternative Fund.

Astor Macro Alternative Fund
Gross Amounts Not Offset in the
Consolidated Statement of Assets &
Assets:				Liabilities

		Gross Amounts Offset in	Net Amounts of Assets
	Gross Amounts of	the Consolidated	Presented in the
	Recognized	Statement of Assets &	Consolidated Statement	Financial	Cash Collateral
Description	Assets	Liabilities	of Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contracts	$2,851	$(2,851)	$—	$—	$—	$—
Total	$2,851	$(2,851)	$—	$—	$—	$—

Liabilities:
Net Amounts of
		Gross Amounts Offset in	Liabilities Presented in
	Gross Amounts of	the Consolidated	the Consolidated
	Recognized	Statement of Assets &	Statement of Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contracts	$18,218	$(2,851)	$15,367	$—	$15,367	$—
Total	$18,218	$(2,851)	$15,367	$—	$15,367	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

The Astor Funds
NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS
(Continued)
July 31, 2016

Security Loans – The Astor Long/Short Fund and the Astor S.T.A.R. Fund have entered into a securities lending arrangement with The Bank of New York Mellon Corporation (the “Borrower”). Under the terms of the agreement, the Funds are authorized to loan securities to the Borrower. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Funds’ Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them.

Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of each Fund. Each Fund has the right under the securities lending agreement to recover the securities from the Borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the Borrower to bring the collateralization back to 102%. Under the terms of the securities lending agreement, each Fund is indemnified for such losses by the security lending agreement. Should the borrower of the securities fail financially, the Funds have the right to repurchase the securities using the collateral in the open market.

The following table is a summary of the Funds’ securities loaned and related collateral which are subject to a netting agreement as of July 31, 2016:

					Gross Amounts Not Offset in the
					Statement of Assets & Liabilities

			Net Amounts of
		Gross Amounts	Liabilities
		Offset in the	Presented in the
	Gross Amounts	Statements of	Statements of	Financial
	of Recognized	Assets &	Assets &	Instruments	Cash Collateral	Net Amount of
Liabilities:	Liabilities	Liabilities	Liabilities	Pledged	Pledged	Liabilities
Astor Long/Short Fund
Description:
Securities Loaned	$16,241,300	$—	$16,241,300	$—	$16,241,300	$—
Total	$16,241,300	$—	$16,241,300	$—	$16,241,300	$—
Astor S.T.A.R. Fund
Description:
Securities Loaned	$3,493,700	$—	$3,493,700	$—	$3,493,700	$—
Total	$3,493,700	$—	$3,493,700	$—	$3,493,700	$—

The Funds may invest the cash collateral received in connection with securities lending transactions in the Milestone Treasury Obligations Fund “Milestone”. Milestone is managed by CLS Investments, LLC, an affiliate of the Distributor. The Lending Agent may invest the cash collateral received in connection with securities lending transactions in Milestone. Milestone is deemed an affiliate of the Distributor and is managed by CLS Investments, LLC. Milestone is registered under the 1940 Act as an open end investment company, is subject to Rule 2a-7 under the 190 Act, which CLS may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of Milestone. In addition, certain affiliates of the Distributor earn customary fees for providing services to Milestone. The Funds receive compensation relating to the lending of the Funds’ securities.

The Astor Funds
NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS
(Continued)
July 31, 2016

The following table breaks out the holdings pledged as collateral as of July 31, 2016:

Securities Lending Transactions
Overnight and Continuous Astor Long/Short Fund
Milestone Treasury Obligations Fund	$16,241,300

Astor S.T.A.R. Fund
Milestone Treasury Obligations Fund	$3,493,700

3.	INVESTMENT TRANSACTIONS

For the year ended July 31, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $63,476,272 and $86,825,502, respectively, for Astor Long/Short Fund, $96,957,691 and $148,921,035, respectively, for Astor S.T.A.R. Fund, and $2,119,507 and $1,808,160, respectively, for the Astor Macro Alternative Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Effective April 1, 2014, Astor Investment Management, LLC (the “Advisor”) began serving as the Funds’ investment advisor. From August 16, 2013 to March 31, 2014, National Asset Management, Inc. (“NAM”) served as the Funds’ investment advisor. Prior to August 16, 2013, Astor Asset Management, LLC. (“Astor”) served as the Funds’ investment advisor.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds (the “Advisory Agreement”), the Advisor, under the supervision of the Board, oversees the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Advisor receives a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% for each of the Astor Long/Short Fund and Astor S.T.A.R. Fund’s average daily net assets and 1.55% of the Astor Macro Alternative Fund’s average daily net assets. The Advisor earned $1,215,585, $1,446,161 and $25,930 in management fees for the year ended July 31, 2016 from the Astor Long/Short Fund, Astor S.T.A.R. Fund and Astor Macro Alternative Fund, respectively. As of July 31, 2016 the amount due from the Advisor totaled $27,595 for the Astor Macro Alternative Fund and has since been paid by the Advisor.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until November 30, 2017, to waive a portion of its advisory fee and has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers, other than the Advisor) do not exceed 1.50%, 2.25%, 1.50% and 1.25% per annum of the Astor Long/Short Fund’s average daily net assets for Class A, Class C, Class R and Class I shares respectively, 1.50%, 2.25% and 1.25% per annum of the Astor S.T.A.R. Fund’s average daily net assets for Class A, Class C and Class I shares, respectively, and 1.99% per annum of the Astor Macro Alternative Fund’s average daily net assets for Class I.

The Astor Funds
NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS
(Continued)
July 31, 2016

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and any Funds’ operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund(s) provided that such reimbursement does not cause the Fund’s operating expense to exceed the respective expense limitation. If any Fund’s operating expenses subsequently exceed the respective expense limitation, the reimbursement for such Fund(s) shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

During the year ended July 31, 2016, the Funds’ advisor waived fees of $259,927, $210,038, and $141,559 for the Astor Long/Short Fund, Astor S.T.A.R. Fund, and the Astor Macro Alternative Fund, respectively. Expenses waived prior to March 31, 2014 by the Funds’ advisor are no longer subject to recapture under the Advisor Agreement. The table below contains the amount of fee waivers and expense reimbursements subject to recapture by the Advisor through July 31 of the year indicated.

Fund	2017	2018	2019	Total
Astor Long/Short Fund	74,222	190,724	259,927	524,873
Astor S.T.A.R. Fund	67,415	149,764	210,038	427,217
Astor Macro Alternative Fund	—	48,038	141,559	189,597

The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class A and Class C shares of each Fund and Class R of the Astor Long/Short Fund. The Plans provide that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets attributable to such Class R shares and Class A shares and 1.00% of the average daily net assets attributable to Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plans are compensation plans, which means that compensation is provided regardless of 12b-1 expenses incurred. The Astor Long/Short Fund and Astor S.T.A.R. Fund incurred $242,481 and $628,836 in 12b-1 fees for the year ended July 31, 2016, respectively.

The Distributor acts as each Fund’s principal underwriter in a continuous public offering of the Funds’ Class A, Class C, Class I and Class R shares. For the year ended July 31, 2016, $127,352, and $251,063 were paid to the underwriter for the Astor Long/Short Fund and Astor S.T.A.R. Fund, respectively. There were no such fees paid by the Astor Macro Alternative Fund during the period. The Advisor incurs and pays for these fees for the benefit of the Funds.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Funds.

The Astor Funds
NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS
(Continued)
July 31, 2016

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives fees from the Funds.

Contingent Deferred Sales Charge (“CDSC”) – Class C shares have a CDSC of 1.00% which is imposed in the event of certain redemption transactions within one year following each investment and is paid to the Advisor. The respective shareholders pay CDSCs, which are not an expense of the Funds. For the year ended July 31, 2016, there were $4,659, $21,845, and $0 in CDSC fees paid by shareholders of the Astor Long/Short Fund, Astor S.T.A.R. Fund and Astor Macro Alternative Fund, respectively.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended July 31, 2016 and July 31, 2015 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of	Total
7/31/2016	Income	Capital Gain	Capital	Distribution
Astor Long/Short Fund	$871,392	$304,315	$—	$1,175,707
Astor S.T.A.R. Fund	—	891,848	—	891,848
Astor Macro Alternative Fund	3,905	—	—	3,905

For fiscal year ended	Ordinary	Long-Term	Return of	Total
7/31/2015	Income	Capital Gain	Capital	Distribution
Astor Long/Short Fund	$835,689	$—	$—	$835,689
Astor S.T.A.R. Fund	—	107,100	—	107,100
Astor Macro Alternative Fund	3,187	—	—	3,187

As of July 31, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
	Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Astor Long/Short Fund	$—	$143,577	$—	$—	$—	$7,056,617	$7,200,194
Astor S.T.A.R. Fund	—	—	—	—	(3,515,529)	1,668,604	(1,846,925)
Astor Macro Alternative Fund	25,556	—	—	—	—	75,479	101,035

The differences between book basis and tax basis unrealized appreciation and accumulated net realized gain/(loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Astor S.T.A.R. Fund incurred and elected to defer such late year losses of $577,289.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Astor S.T.A.R Fund incurred and elected to defer such capital losses of $2,938,240.

The Astor Funds
NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS
(Continued)
July 31, 2016

Permanent book and tax differences primarily attributable to net operating losses, reclassification of ordinary income distributions and adjustments for non-deductible expenses, partnerships, grantor trusts and the Macro Alternative Fund’s holding in AMA Fund Limited CFC resulted in reclassification for the Funds for the year ended July 31, 2016 as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Long-Term	Unrealized
Fund	Capital	Income	Loss	Gains
Astor Long Short Fund	$—	$272,349	$(272,349)	$—
Astor S.T.A.R	(1,155,489)	1,155,489	—	—
Astor Macro Alternative Fund	(158)	18,997	(32,173)	13,334

7.	UNDERLYING FUND RISK

Each underlying fund, including each Exchange-Traded Fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of July 31, 2016, NFS LLC FEBO John F Eckstein Lisa Patrick held 75.05% of the voting securities of the Astor Macro Alternative Fund and may be deemed to control the Fund.

9.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Astor Long/Short Fund,
Astor S.T.A.R. Fund and Astor Macro Alternative Fund and
Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statements of assets and liabilities of Astor Long/Short Fund and Astor S.T.A.R. Fund, including the schedules of investments, and the accompanying consolidated statement of assets and liabilities of Astor Macro Alternative Fund, including the consolidated schedule of investments, each a series of Northern Lights Fund Trust (the “Funds”), as of July 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended for Astor Long/Short Fund and Astor S.T.A.R. Fund, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and consolidated financial highlights for each of the two periods in the period then ended for Astor Macro Alternative Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of Astor Long/Short Fund, Astor S.T.A.R. Fund and the consolidated financial statements and consolidated financial highlights of Astor Macro Alternative Fund, referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2016, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
September 29, 2016

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | cohencpa.com

Registered with the Public Company Accounting Oversight Board

The Astor Funds
Supplemental Information (Unaudited)
July 31, 2016

Astor Investment Management, LLC (Adviser to Astor Long/Short Fund, Astor Macro Alternative Fund, Astor S.T.A.R Fund)

In connection with the regular meeting held on May 17-18, 2016, the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Astor Investment Management, LLC (“Astor”) and the Trust, with respect to the Astor Long/Short Fund (“Astor Long/Short”), Astor Macro Alternative Fund (“Astor Macro”), Astor S.T.A.R Fund (“Astor STAR”) (each a “Fund” and collectively the “Funds”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Astor has over $1.8 billion in assets under management and advisement and has specialized in the creation and management of actively managed equity and fixed income portfolios for a wide variety of clients through separately managed accounts, unified management accounts, hedge funds, and mutual funds. The Trustees reviewed background information of the key investment personnel responsible for servicing the Funds and noted that Astor has fully integrated teams providing portfolio management, trading, marketing, sales, regulatory, operations, and compliance services, and that the team members have the financial industry experience, knowledge and skill sets that make them well suited to fulfill their roles in providing support to the Funds. They considered that Astor’s portfolio management team and investment committee perform all the research and analytic functions for the Funds using proprietary indicators along with collecting and analyzing economic and market data relevant to each Fund. The Trustees also noted that Astor had adopted and described specific risk mitigation processes based on the risk tolerance of each Fund. The Trustees reviewed Astor’s broker-dealer selection process and also noted that there have been no material compliance or litigation issues reported by Astor. The Board noted its familiarity with Astor’s investment team, noting a good working relationship over the years, and the Board expressed its appreciation for their commitment to the Funds. The Board concluded that Astor was likely to continue to provide quality service to the each Fund and its shareholders.

Performance.

Astor Long/Short. The Trustees noted that the Fund outperformed the Tactical Allocation Morningstar Category and the peer group selected by Astor over the 1-, 3-, and 5-year periods. The Trustees remarked that the Fund has demonstrated higher volatility than its Morningstar category, with greater upside. The Trustees noted that Astor was meeting the stated objectives of the Fund, and that, based on the foregoing, the Fund’s performance was acceptable.

Astor Macro. The Trustees discussed the strategy of the Fund and current asset levels, noting that the Fund has less than one year of a track record. The Trustees observed that Astor has produced positive returns since the Fund’s inception, while the HFRI Total Macro Index, the Multialternative Morningstar Category, and the peer group selected by Astor all produced negative returns over the same period. The Trustees agreed that, based on the foregoing, the Fund’s performance was acceptable over its short history.

The Astor Funds
Supplemental Information (Unaudited)
July 31, 2016

Astor STAR. The Trustees discussed the Fund’s strategy and recent performance, noting that the Fund underperformed the S&P 500 and the Tactical Allocation Morningstar Category over the 1-year period, but that the Fund maintains a 4 star Morningstar rating based in large part on the strength of the Fund’s 2-year and 3-year performance. The Trustees discussed performance statistics that indicated that the Fund is more volatile than its benchmarks. The Trustees noted that Astor was meeting the stated objectives of the Fund, and that, based on the foregoing, the Fund’s performance was acceptable.

Fees and Expenses.

Astor Long/Short. The Trustees noted Astor’s advisory fee of 1.00% was higher than the peer group average of 0.93% and higher than the Tactical Allocation Morningstar Category average of 0.78%, but within the range of advisory fees for both comparison groups. The Trustees also noted the Fund’s net expense ratio of 1.57% was above the peer group average and the Morningstar Category average, but also within the range for both comparison groups. They also considered, however, that some funds in the peer group have substantially more assets than the Fund. The Trustees concluded that Astor’s fees and the Fund’s net expense ratio were not unreasonable.

Astor Macro. The Trustees considered the contractual advisory fee was higher than the average of the peer group and Morningstar category, but within the range of both comparison groups. The Trustees also noted that the Fund’s net expense ratio was marginally higher than both comparison group averages, but was well within the peer group and Morningstar category ranges. The Trustees further noted the expense cap in place, and after further discussion, concluded that the Fund’s fees and expenses were not unreasonable.

Astor STAR. The Trustees noted Astor’s advisory fee of 1.00% was higher than the peer group average of 0.92% and the Tactical Allocation Morningstar Category average of 0.78%, but within the range of advisory fees for both comparison groups. The Trustees also noted the Fund’s net expense ratio of 1.90% was above the Morningstar average and the peer group average, but well within the range for both comparison groups. They also considered, however, that some funds in the peer group have substantially more assets than the Fund. Based on these comparisons, the Trustees determined that Astor’s fees and the Fund’s expenses were not unreasonable.

Economies of Scale. The Trustees evaluated whether there would be economies of scale with respect to each Fund. The Trustees noted expense caps are in place for each Fund, and that Astor indicated its intention to renew each expense limitation agreement, including an additional reduction of 14 basis points in the expense cap for each class of Astor Macro. They also considered Astor’s stated projections for asset growth for each Fund. The Trustees further noted that Astor indicated a willingness to discuss breakpoints for the Funds at a later date.

Profitability. The Trustees reviewed the profitability analysis provided by Astor and noted that Astor realized a loss during the last 12-month period with respect to its relationship with Astor Macro, while realizing a profit that is meaningful and reasonable in terms of both amount and percentage with respect to its relationship with Astor Long/Short and Astor STAR. The Trustees determined that Astor did not receive an excessive profit from its relationships with any of the Funds.

Conclusion. Having requested and received such information from Astor as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of Astor Long/Short Fund, Astor Macro Alternative Fund, Astor STAR Fund and each Fund’s shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

The Astor Funds
Expense Examples (Unaudited)
July 31, 2016

Example

As a shareholder of a Fund you will incur two types of costs: (1) transaction costs, including sales loads and redemption fees; and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from each Fund’s actual return, and the “Actual Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual Expenses Paid During Period.”

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	2/1/16	7/31/16	Period(a)	7/31/16	Period

Astor Long/Short Fund – Class A	1.50%	$1,000.00	$1,102.00	$ 7.84	$1,017.40	$ 7.52
Astor Long/Short Fund – Class C	2.25%	$1,000.00	$1,097.40	$ 11.73	$1,013.67	$ 11.26
Astor Long/Short Fund – Class I	1.25%	$1,000.00	$1,103.20	$ 6.54	$1,018.65	$ 6.27
Astor Long/Short Fund – Class R	1.50%	$1,000.00	$1,103.10	$ 7.84	$1,017.40	$ 7.52
Astor S.T.A.R. Fund – Class A	1.50%	$1,000.00	$1,103.20	$ 7.84	$1,017.40	$ 7.52
Astor S.T.A.R. Fund – Class C	2.25%	$1,000.00	$1,099.20	$ 11.74	$1,013.67	$ 11.26
Astor S.T.A.R. Fund – Class I	1.25%	$1,000.00	$1,105.10	$ 6.54	$1,018.65	$ 6.27
Astor Macro Alternative Fund – Class I	1.99%	$1,000.00	$1,071.70	$ 10.25	$1,014.97	$ 9.97

(a)	Actual Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days and divided by 366.

The Astor Funds
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	107	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007-February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	107	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	146	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	146	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

5/31/16 – NLFT_v1

The Astor Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
July 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	107	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-738-0333.

5/31/16 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-738-0333 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-738-0333.

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr. Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that Anthony Hertl, Mark Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $ 45,000

2015 - $ 57,000

(b)	Audit-Related Fees

2016 - None

2015 - None

(c)	Tax Fees

2016 – $ 8,000

2015 – $ 10,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

2015 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2016     2015

Audit-Related Fees:     0.00%     0.00%

Tax Fees:      0.00%     0.00%

All Other Fees:      0.00%     0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:
2016 - $ 8,000
2015 - $ 10,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 10/6/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 10/6/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 10/6/16